POWERSHARES EXCHANGE-TRADED FUND TRUST II
(the "Trust")

SUPPLEMENT DATED JUNE 10, 2010 TO THE PROSPECTUS
DATED FEBRUARY 26, 2010 OF:

PowerShares 1-30 Laddered Treasury Portfolio
PowerShares Build America Bond Portfolio
PowerShares Emerging Markets Sovereign Debt Portfolio
PowerShares High Yield Corporate Bond Portfolio
PowerShares Insured California Municipal Bond Portfolio
PowerShares Insured National Municipal Bond Portfolio
PowerShares Insured New York Municipal Bond Portfolio
PowerShares Preferred Portfolio
PowerShares VRDO Tax-Free Weekly Portfolio

The Board of Trustees of the Trust approved a change to the investment objective for the PowerShares VRDO Tax-Free Weekly Portfolio (the "Fund"), effective August 5, 2010. The Fund will amend its current investment objective to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of an index called the Bloomberg US Municipal AMT-Free Weekly VRDO Index (the "Index"). The Index is compiled and calculated by Bloomberg Finance L.P. The Index includes tax-exempt variable rate demand obligations issued by municipalities in the United States on which the yield is reset on a weekly basis.

P-PS-PRO-STK-9-1 6/10/10

Please Retain This Supplement For Future Reference.